SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   SEPTEMBER 24, 2004
                                                --------------------------------

                         DOCUMENT SECURITY SYSTEMS, INC.
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               (Exact name of Registrant as specified in charter)


        NEW YORK                          0-14621               16-1229730
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(State or other jurisdic-               (Commission            (IRS Employer
 tion of incorporation)                 File Number)         Identification No.)


FIRST FEDERAL PLAZA SUITE 1525 28 EAST MAIN STREET, ROCHESTER, NEW YORK    14614
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         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (585) 877-276-0293
                                                  ------------------------------


         (Former name or former address, if changed since last report.)


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ITEM 5.02: ELECTION OF DIRECTORS (CORRECTION)

NOTE: This 8K Amendment has been filed solely to correct a typographical error in Item 5.02 of the original filing. The error reflected on incorrect purchase price in paragraph 6 below by Mr. Fagenson which should have read $100,000.
No other changes to the information provided in the Form 8-K are intended.

The Board of Directors of Document Security Systems, Inc. announced on September 29, 2004 that at a Board of Directors meeting held on September 24, 2004, it had increased the size of the Board of Directors by two persons, and appointed two persons to fill the new vacancies. There are now 6 persons constituting the Board of Directors.

A copy of the press release is annexed as Exhibit 99.1 to this Report.

The two new Directors are Robert Fagenson and Ira Greenstein.

Mr. Fagenson is Chairman and President of Fagenson & Company, a New York Stock Exchange member brokerage firm. Mr. Fagenson is also Vice Chairman of Van der Moolen Specialists USA, LLC, the fourth-largest New York Stock Exchange specialist firm. Mr. Fagenson formerly served as a Director and Vice Chairman of the New York Stock Exchange.

Mr. Greenstein is President and a Director of IDT Corporation (NYSE: IDT), a leading provider of wholesale and retail telecommunications services with annual revenues over $1.8 billion. IDT also enables computer users to place calls via the Internet to a regular telephone through its Net2Phone (NASDAQ: NTOP) subsidiary.

On July 27, 2002, Mr. Fagenson purchased an aggregate of 1,000,000 shares of Common Stock of the Company for a total consideration of $100,000.

In December 2003, IDT Venture Capital Corporation, a subsidiary of IDT Corporation, purchase 100,000 shares of Common Stock of the Company and warrants to acquire an additional 500,000 shares for an exercise price of $2.50 per share. The purchase price for the securities was $211,875 consisting of certain legal and other expenses incurred by IDT on behalf of the Company.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2004                        DOCUMENT SECURITY SYSTEMS, INC.
                                                 (Registrant)

                                                 By /S/ PATRICK A. WHITE
                                                 -------------------------------
                                                  Patrick A. White
                                                  Chief Executive Officer






















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